Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER
	2011			2010			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$16,255		100.0	$15,644		100.0	3.9
Cost of products sold	5,338		32.8	5,040		32.2	5.9
Selling, marketing and administrative expenses	5,458		33.6	5,180		33.1	5.4
Research and development expense	2,155		13.3	1,982		12.7	8.7
Interest (income)expense, net	148		0.9	114		0.7
Other (income)expense, net	2,858		17.6	1,100		7.1
Restructuring (income)expense, net	(20)		(0.1)	—		—
Earnings before provision for taxes on income	318		1.9	2,228		14.2	(85.7)
Provision for taxes on income	100		0.6	286		1.8	(65.0)
Net earnings	$218		1.3	$1,942		12.4	(88.8)

Net earnings per share (Diluted)	$0.08			$0.70			(88.6)

Average shares outstanding (Diluted)	2,768.9			2,781.6

Effective tax rate	31.4%			12.8%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$3,657	(1)	22.5	$3,451	(1)	22.1	6.0
Net earnings	$3,129	(1)	19.2	$2,864	(1)	18.3	9.3
Net earnings per share (Diluted)	$1.13	(1)		$1.03	(1)		9.7
Effective tax rate	14.4%			17.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS
	2011			2010			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$65,030		100.0	$61,587		100.0	5.6
Cost of products sold	20,360		31.3	18,792		30.5	8.3
Selling, marketing and administrative expenses	20,969		32.3	19,424		31.5	8.0
Research and development expense	7,548		11.6	6,844		11.1	10.3
Interest (income)expense, net	480		0.7	348		0.6
Other (income)expense, net	2,743		4.2	(768)		(1.2)
Restructuring (income)expense, net	569		0.9	—		—
Earnings before provision for taxes on income	12,361		19.0	16,947		27.5	(27.1)
Provision for taxes on income	2,689		4.1	3,613		5.8	(25.6)
Net earnings	$9,672		14.9	$13,334		21.7	(27.5)

Net earnings per share (Diluted)	$3.49			$4.78			(27.0)

Average shares outstanding (Diluted)	2,775.3			2,788.8

Effective tax rate	21.8%			21.3%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$17,353	(1)	26.7	$16,830	(1)	27.3	3.1
Net earnings	$13,867	(1)	21.3	$13,279	(1)	21.6	4.4
Net earnings per share (Diluted)	$5.00	(1)		$4.76	(1)		5.0
Effective tax rate	20.1%			21.1%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development, strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. See Reconciliation of Non-GAAP Measures.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,248	1,219	2.4%	2.4	—
International	2,420	2,391	1.2	2.8	(1.6)
	3,668	3,610	1.6	2.7	(1.1)

Pharmaceutical
U.S.	2,887	3,149	(8.3)	(8.3)	—
International	3,207	2,561	25.2	25.0	0.2
	6,094	5,710	6.7	6.6	0.1

Med Devices & Diagnostics
U.S.	2,850	2,861	(0.4)	(0.4)	—
International	3,643	3,463	5.2	4.6	0.6
	6,493	6,324	2.7	2.4	0.3

U.S.	6,985	7,229	(3.4)	(3.4)	—
International	9,270	8,415	10.2	10.4	(0.2)
Worldwide	$16,255	15,644	3.9%	4.0	(0.1)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$5,151	5,519	(6.7)%	(6.7)	—
International	9,732	9,071	7.3	2.9	4.4
	14,883	14,590	2.0	(0.7)	2.7

Pharmaceutical
U.S.	12,386	12,519	(1.1)	(1.1)	—
International	11,982	9,877	21.3	15.5	5.8
	24,368	22,396	8.8	6.2	2.6

Med Devices & Diagnostics
U.S.	11,371	11,412	(0.4)	(0.4)	—
International	14,408	13,189	9.2	3.4	5.8
	25,779	24,601	4.8	1.7	3.1

U.S.	28,908	29,450	(1.8)	(1.8)	—
International	36,122	32,137	12.4	7.0	5.4
Worldwide	$65,030	61,587	5.6%	2.8	2.8

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$6,985	7,229	(3.4)%	(3.4)	—

Europe	4,279	3,947	8.4	9.4	(1.0)
Western Hemisphere excluding U.S.	1,688	1,471	14.8	17.8	(3.0)
Asia-Pacific, Africa	3,303	2,997	10.2	7.9	2.3
International	9,270	8,415	10.2	10.4	(0.2)

Worldwide	$16,255	15,644	3.9%	4.0	(0.1)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$28,908	29,450	(1.8)%	(1.8)	—

Europe	17,129	15,510	10.4	5.3	5.1
Western Hemisphere excluding U.S.	6,418	5,550	15.6	12.2	3.4
Asia-Pacific, Africa	12,575	11,077	13.5	6.6	6.9
International	36,122	32,137	12.4	7.0	5.4

Worldwide	$65,030	61,587	5.6%	2.8	2.8

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2011	2010	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$103	103	0.0%	0.0%	—
Intl	465	474	(1.9)	0.7	(2.6)
WW	568	577	(1.6)	0.6	(2.2)

ORAL CARE
US	173	149	16.1	16.1	—
Intl	239	240	(0.4)	1.4	(1.8)
WW	412	389	5.9	7.0	(1.1)

OTC/NUTRITIONALS
US	370	381	(2.9)	(2.9)	—
Intl	766	711	7.7	8.7	(1.0)
WW	1,136	1,092	4.0	4.6	(0.6)

SKIN CARE
US	403	352	14.5	14.5	—
Intl	541	537	0.7	1.3	(0.6)
WW	944	889	6.2	6.6	(0.4)

WOMEN'S HEALTH
US	89	118	(24.6)	(24.6)	—
Intl	309	332	(6.9)	(4.0)	(2.9)
WW	398	450	(11.6)	(9.5)	(2.1)

WOUND CARE/OTHER
US	110	116	(5.2)	(5.2)	—
Intl	100	97	3.1	6.2	(3.1)
WW	210	213	(1.4)	(0.5)	(0.9)

TOTAL CONSUMER
US	1,248	1,219	2.4	2.4	—
Intl	2,420	2,391	1.2	2.8	(1.6)
WW	$3,668	3,610	1.6%	2.7%	(1.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2011	2010	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

ACIPHEX/PARIET
US	$110	119	(7.6)%	(7.6)%	—
Intl	144	133	8.3	8.7	(0.4)
WW	254	252	0.8	1.0	(0.2)

CONCERTA/METHYLPHENIDATE
US	155	261	(40.6)	(40.6)	—
Intl	119	107	11.2	11.6	(0.4)
WW	274	368	(25.5)	(25.4)	(0.1)

DOXIL/CAELYX
US	10	55	(81.8)	(81.8)	—
Intl	29	12	*	*	(10.3)
WW	39	67	(41.8)	(34.1)	(7.7)

DURAGESIC/FENTANYL TRANSDERMAL
US	21	45	(53.3)	(53.3)	—
Intl	119	151	(21.2)	(21.9)	0.7
WW	140	196	(28.6)	(29.1)	0.5

LEVAQUIN/FLOXIN
US	(6)	386	*	*	—
Intl	11	14	(21.4)	(17.7)	(3.7)
WW	5	400	(98.8)	(98.7)	(0.1)

PREZISTA
US	143	111	28.8	28.8	—
Intl	173	125	38.4	39.0	(0.6)
WW	316	236	33.9	34.2	(0.3)

PROCRIT/EPREX
US	191	270	(29.3)	(29.3)	—
Intl	177	209	(15.3)	(13.7)	(1.6)
WW	368	479	(23.2)	(22.6)	(0.6)

REMICADE
US	776	679	14.3	14.3	—
US Exports (3)	437	381	14.7	14.7	—
Intl	215	5	*	*	2.3
WW	1,428	1,065	34.1	33.6	0.5

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2011	2010	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4) (Continued)

RISPERDAL/RISPERIDONE
US	$7	2	*	*	—
Intl	141	149	(5.4)	(7.9)	2.5
WW	148	151	(2.0)	(4.4)	2.4

RISPERDAL CONSTA
US	108	105	2.9	2.9	—
Intl	277	283	(2.1)	(1.3)	(0.8)
WW	385	388	(0.8)	(0.2)	(0.6)

TOPAMAX
US	40	37	8.1	8.1	—
Intl	81	84	(3.6)	(2.6)	(1.0)
WW	121	121	0.0	0.7	(0.7)

VELCADE
US	—	—	—	—	—
Intl	352	287	22.6	22.4	0.2
WW	352	287	22.6	22.4	0.2

OTHER
US	895	698	28.2	28.2	—
Intl	1,369	1,002	36.6	36.0	0.6
WW	2,264	1,700	33.2	32.8	0.4

TOTAL PHARMACEUTICAL
US	2,887	3,149	(8.3)	(8.3)	—
Intl	3,207	2,561	25.2	25.0	0.2
WW	$6,094	5,710	6.7%	6.6%	0.1%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	Fourth Quarter
			Total
	2011	2010	% Change

MAJOR NEW PHARMACEUTICAL PRODUCTS
(Included in Other)

INTELENCE
US	$45	34	32.4%
Intl	38	31	22.6
WW	83	65	27.7

INVEGA
US	66	70	(5.7)
Intl	59	46	28.3
WW	125	116	7.8

SIMPONI
US	62	56	10.7
Intl	57	9	*
WW	119	65	83.1

STELARA
US	126	73	72.6
Intl	81	47	72.3
WW	$207	120	72.5%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2011	2010	Reported	Operational (1)	Currency
MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE (5)
US	$191	246	(22.4)%	(22.4)%	—
Intl	349	383	(8.9)	(9.6)	0.7
WW	540	629	(14.1)	(14.5)	0.4

DEPUY
US	775	807	(4.0)	(4.0)	—
Intl	678	640	5.9	5.7	0.2
WW	1,453	1,447	0.4	0.3	0.1

DIABETES CARE
US	330	318	3.8	3.8	—
Intl	340	326	4.3	4.4	(0.1)
WW	670	644	4.0	4.1	(0.1)

ETHICON
US	536	501	7.0	7.0	—
Intl	697	651	7.1	7.6	(0.5)
WW	1,233	1,152	7.0	7.3	(0.3)

ETHICON ENDO-SURGERY
US	524	501	4.6	4.6	—
Intl	809	756	7.0	6.3	0.7
WW	1,333	1,257	6.0	5.6	0.4

ORTHO-CLINICAL DIAGNOSTICS
US	280	276	1.4	1.4	—
Intl	274	260	5.4	4.8	0.6
WW	554	536	3.4	3.1	0.3

VISION CARE
US	214	212	0.9	0.9	—
Intl	496	447	11.0	8.2	2.8
WW	710	659	7.7	5.8	1.9

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,850	2,861	(0.4)	(0.4)	—
Intl	3,643	3,463	5.2	4.6	0.6
WW	$6,493	6,324	2.7%	2.4%	0.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2011	2010	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$418	409	2.2%	2.2%	—
Intl	1,922	1,800	6.8	3.4	3.4
WW	2,340	2,209	5.9	3.2	2.7

ORAL CARE
US	656	635	3.3	3.3	—
Intl	968	891	8.6	3.9	4.7
WW	1,624	1,526	6.4	3.6	2.8

OTC/NUTRITIONALS
US	1,429	1,853	(22.9)	(22.9)	—
Intl	2,973	2,696	10.3	5.2	5.1
WW	4,402	4,549	(3.2)	(6.2)	3.0

SKIN CARE
US	1,654	1,537	7.6	7.6	—
Intl	2,061	1,915	7.6	3.0	4.6
WW	3,715	3,452	7.6	5.0	2.6

WOMEN'S HEALTH
US	439	522	(15.9)	(15.9)	—
Intl	1,353	1,322	2.3	(1.5)	3.8
WW	1,792	1,844	(2.8)	(5.5)	2.7

WOUND CARE/OTHER
US	555	563	(1.4)	(1.4)	—
Intl	455	447	1.8	(3.3)	5.1
WW	1,010	1,010	0.0	(2.3)	2.3

TOTAL CONSUMER
US	5,151	5,519	(6.7)	(6.7)	—
Intl	9,732	9,071	7.3	2.9	4.4
WW	$14,883	14,590	2.0%	(0.7)%	2.7%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2011	2010	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (4)

ACIPHEX/PARIET
US	$414	475	(12.8)%	(12.8)%	—
Intl	561	531	5.6	0.0	5.6
WW	975	1,006	(3.1)	(6.1)	3.0

CONCERTA/METHYLPHENIDATE
US	822	929	(11.5)	(11.5)	—
Intl	446	390	14.4	8.7	5.7
WW	1,268	1,319	(3.9)	(5.6)	1.7

DOXIL/CAELYX
US	140	280	(50.0)	(50.0)	—
Intl	262	40	*	*	5.3
WW	402	320	25.6	22.1	3.5

DURAGESIC/FENTANYL TRANSDERMAL
US	90	162	(44.4)	(44.4)	—
Intl	499	586	(14.8)	(20.1)	5.3
WW	589	748	(21.3)	(25.5)	4.2

LEVAQUIN/FLOXIN
US	579	1,312	(55.9)	(55.9)	—
Intl	44	45	(2.2)	(3.7)	1.5
WW	623	1,357	(54.1)	(54.2)	0.1

PREZISTA
US	529	401	31.9	31.9	—
Intl	682	456	49.6	44.8	4.8
WW	1,211	857	41.3	38.6	2.7

PROCRIT/EPREX
US	814	1,070	(23.9)	(23.9)	—
Intl	809	864	(6.4)	(10.8)	4.4
WW	1,623	1,934	(16.1)	(18.0)	1.9

REMICADE
US	3,276	3,099	5.7	5.7	—
US Exports (3)	1,797	1,487	20.8	20.8	—
Intl	419	24	*	*	4.8
WW	5,492	4,610	19.1	18.7	0.4

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4) (Continued)

RISPERDAL/RISPERIDONE
US	$34	(12)	*	*	—
Intl	508	539	(5.8)	(11.6)	5.8
WW	542	527	2.8	(3.1)	5.9

RISPERDAL CONSTA
US	443	445	(0.4)	(0.4)	—
Intl	1,140	1,055	8.1	2.7	5.4
WW	1,583	1,500	5.5	1.7	3.8

TOPAMAX
US	176	199	(11.6)	(11.6)	—
Intl	312	339	(8.0)	(11.9)	3.9
WW	488	538	(9.3)	(11.8)	2.5

VELCADE
US	—	—	—	—	—
Intl	1,274	1,080	18.0	12.7	5.3
WW	1,274	1,080	18.0	12.7	5.3

OTHER
US	3,272	2,672	22.5	22.5	—
Intl	5,026	3,928	28.0	22.2	5.8
WW	8,298	6,600	25.7	22.2	3.5

TOTAL PHARMACEUTICAL
US	12,386	12,519	(1.1)	(1.1)	—
Intl	11,982	9,877	21.3	15.5	5.8
WW	$24,368	22,396	8.8%	6.2%	2.6%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			Total
	2011	2010	% Change
MAJOR NEW PHARMACEUTICAL PRODUCTS
(Included in Other)

INTELENCE
US	$163	127	28.3%
Intl	151	116	30.2
WW	314	243	29.2

INVEGA
US	285	270	5.6
Intl	214	154	39.0
WW	499	424	17.7

SIMPONI
US	235	193	21.8
Intl	175	33	*
WW	410	226	81.4

STELARA
US	443	240	84.6
Intl	295	153	92.8
WW	$738	393	87.8%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2011	2010	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE (5)
US	$841	1,008	(16.6)%	(16.6)%	—
Intl	1,447	1,544	(6.3)	(11.4)	5.1
WW	2,288	2,552	(10.3)	(13.4)	3.1

DEPUY
US	3,093	3,145	(1.7)	(1.7)	—
Intl	2,716	2,440	11.3	5.0	6.3
WW	5,809	5,585	4.0	1.2	2.8

DIABETES CARE
US	1,312	1,259	4.2	4.2	—
Intl	1,340	1,211	10.7	5.7	5.0
WW	2,652	2,470	7.4	5.0	2.4

ETHICON
US	2,111	2,000	5.6	5.6	—
Intl	2,759	2,503	10.2	5.0	5.2
WW	4,870	4,503	8.2	5.3	2.9

ETHICON ENDO-SURGERY
US	1,957	1,975	(0.9)	(0.9)	—
Intl	3,123	2,783	12.2	6.3	5.9
WW	5,080	4,758	6.8	3.4	3.4

ORTHO-CLINICAL DIAGNOSTICS
US	1,091	1,091	0.0	0.0	—
Intl	1,073	962	11.5	5.9	5.6
WW	2,164	2,053	5.4	2.8	2.6

VISION CARE
US	966	934	3.4	3.4	—
Intl	1,950	1,746	11.7	4.5	7.2
WW	2,916	2,680	8.8	4.1	4.7

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	11,371	11,412	(0.4)	(0.4)	—
Intl	14,408	13,189	9.2	3.4	5.8
WW	$25,779	24,601	4.8%	1.7%	3.1%

* Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported in U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Previously Cordis

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Fourth Quarter		% Incr. /	Twelve Months		% Incr. /
(Dollars in Millions Except Per Share Data)	2011	2010	(Decr.)	2011	2010	(Decr.)

Earnings before provision for taxes on income - as reported	$318	2,228	(85.7)%	$12,361	16,947	(27.1)%

Net litigation settlements loss (gain)	1,134	374		1,710	(966)

Product liability expenses	1,522	569		1,600	569

Restructuring	(20)	—		656	—

DePuy ASRTM Hip recall program	412	280		521	280

Currency option adjustment and costs related to planned acquisition of Synthes	277	—		491	—

In-process research and development	14	—		14	—

Earnings before provision for taxes on income - as adjusted	$3,657	3,451	6.0%	$17,353	16,830	3.1%

Net Earnings - as reported	$218	1,942	(88.8)%	$9,672	13,334	(27.5)%

Net litigation settlements loss (gain)	1,022	279		1,466	(698)

Product liability expenses	1,217	404		1,279	404

Restructuring	(13)	—		536	—

DePuy ASRTM Hip recall program	336	239		426	239

Currency option adjustment and costs related to planned acquisition of Synthes	338	—		477	—

In-process research and development	11	—		11	—

Net Earnings - as adjusted	$3,129	2,864	9.3%	$13,867	13,279	4.4%

Diluted Net Earnings per share - as reported	$0.08	0.70	(88.6)%	$3.49	4.78	(27.0)%

Net litigation settlements loss (gain)	0.37	0.10		0.53	(0.25)

Product liability expenses	0.44	0.14		0.46	0.14

Restructuring	—	—		0.19	—

DePuy ASRTM Hip recall program	0.12	0.09		0.16	0.09

Currency option adjustment and costs related to planned acquisition of Synthes	0.12	—		0.17	—

In-process research and development	—	—		—	—

Diluted Net Earnings per share - as adjusted	$1.13	1.03	9.7%	$5.00	4.76	5.0%

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.